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                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                                Form N-SAR for
                        Fiscal Period Ended 10-31-99


                              INDEX TO EXHIBITS




EXHIBIT NO.                           ITEM

    1.            Report on internal control by Independent Public
                  Accountants.  (Item 77.B.)


    2. Board action regarding nonfundamental investment restrictions. (Item 77.Q.1(b))